UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 19, 2024

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Golden Matrix Group, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2024 (the “Report”) to (a) update the number of votes associated with each of the proposals set forth under Item 5.07 to account for the final voting totals associated therewith; and (b) to include the Golden Matrix Group, Inc. 2023 Equity Incentive Plan as Exhibit 10.1 hereto, which exhibit was inadvertently left out of the original Report. Except as stated in this Explanatory Note, this Amendment No. 1 does not otherwise change or update the disclosure set forth in the Report.

2

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2024, at a Special Meeting (the “Special Meeting”) of the stockholders of Golden Matrix Group, Inc. (the “Company,” “Golden Matrix”, “we,” “our,” or “us”), the stockholders of the Company approved the adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan (the “2023 Plan”) in accordance with the voting results set forth below under Item 5.07. The 2023 Plan was originally approved by the Board of Directors of the Company on October 20, 2023, subject to stockholder approval and the Second Amendment became effective at the time of stockholder approval.

The material terms of the 2023 Plan were described in the Company’s Definitive Proxy Statement on Schedule 14A under the caption “Proposal No. 8 – Adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan” filed with the Securities and Exchange Commission (SEC) on February 2, 2024 (the “Proxy Statement”). The 2023 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2023 Plan is the sum of (i) five million (5,000,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2033, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) five million (5,000,000) shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. Notwithstanding the foregoing, no more than a total of 50,000,000 shares of common stock (or awards) may be issued or granted under the 2023 Plan in aggregate, and no more than 50,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

The above description of the 2023 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2023 Plan, which is attached hereto as Exhibit 10.1, and is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, stockholders representing 32,464,890 shares of the Company’s capital stock entitled to vote at the Special Meeting were present in person or by proxy representing 73.6% of the voting shares issued and outstanding on the record date of January 31, 2024, and constituting a quorum to conduct business at the Special Meeting.

At the Special Meeting, stockholders approved the following proposals, described below, which are described in greater detail in the Proxy Statement:

1.

Proposal No. 1: The Purchase Agreement Proposal – to consider and vote upon a proposal to approve, for the purposes of Nasdaq Listing Rules 5635(a) and (b), the terms of, and the issuance of shares of common stock in connection with, that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 (as amended by that certain First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 and that certain Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated and effective January 22, 2024, and entered into on September 27, 2023, and as further amended from time to time, the “Purchase Agreement”) by and between the Company, as purchaser and Aleksandar Milovanović, Zoran Milošević and Snežana Božović, owners of the Meridian Companies (collectively, the “Sellers”), the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridian Companies”), including the shares of Company common stock issuable upon conversion of certain shares of Series C Voting Preferred Stock issued in connection therewith and any shares of common stock issuable in connection with the indemnification obligations set forth in the Purchase Agreement, pursuant to which the Company will acquire the Meridian Companies (the “Purchase”):

3

For	Against	Abstentions	Broker Non-Votes
32,458,093	4,772	2,025	—

More votes were cast in favor of approval of Proposal No. 1, then against Proposal No. 1, and as such Proposal No. 1 was approved at the Special Meeting.

2.

Proposal No. 2: The Compensation Proposal – to consider and vote upon, on a non-binding, advisory basis, the contingent compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers after the Purchase:

For	Against	Abstentions	Broker Non-Votes
31,006,950	122,618	1,335,322	—

More votes were cast in favor of approval of Proposal No. 2, then against Proposal No. 2, and as such Proposal No. 2 was approved at the Special Meeting.

3.

Proposal No. 3: The Nasdaq Proposal – to consider and vote upon a proposal to approve, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s issued and outstanding common stock and voting stock in certain private offerings after the date of the Special Meeting:

For	Against	Abstentions	Broker Non-Votes
31,641,158	821,507	2,225	—

More votes were cast in favor of approval of Proposal No. 3, then against Proposal No. 3, and as such Proposal No. 3 was approved at the Special Meeting.

4.

Proposal No. 4: The Declassification Proposal – to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company (the “Declassification of the Board”):

For	Against	Abstentions	Broker Non-Votes
31,857,098	605,447	2,345	—

Proposal No. 4 received the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) at least 66⅔% of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred), and as such Proposal No. 4 was approved at the Special Meeting.

4

5.

Proposal No. 5: The Control Share Act Opt Out Proposal – to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793 (the Nevada Control Share Act)(the “Control Share Act Opt Out”):

For	Against	Abstentions	Broker Non-Votes
32,455,005	6,542	3,243	—

 Proposal No. 5 received the affirmative vote of a majority of the shares entitled to vote at the Special Meeting, and as such Proposal No. 5 was approved at the Special Meeting.

6.

Proposal No. 6: The Stockholder Bylaws Amendment Proposal – to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company (the “Stockholder Bylaws Amendment Right”):

For	Against	Abstentions	Broker Non-Votes
32,454,344	8,547	1,999	—

Proposal No. 6 received the affirmative vote of a majority of the shares entitled to vote at the Special Meeting, and as such Proposal No. 6 was approved at the Special Meeting.

7.

Proposal No. 7: The Authorized Shares Increase Proposal – to consider and vote upon the adoption of a Certificate of Amendment to our Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares (the “Increase in Authorized Shares”):

For	Against	Abstentions	Broker Non-Votes
32,416,058	24,608	24,224	—

Proposal No. 7 received the affirmative vote of a majority of the shares entitled to vote at the Special Meeting, and as such Proposal No. 7 was approved at the Special Meeting.

8.	Proposal No. 8: The Equity Plan Proposal – to consider and vote upon the adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
31,492,054	831,199	141,637	—

More votes were cast in favor of approval of Proposal No. 8, then against Proposal No. 8, and as such Proposal No. 8 was approved at the Special Meeting.

9.

Proposal No. 9: The Adjournment Proposal – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Purchase Agreement Proposal or Nasdaq Proposal:

For	Against	Abstentions	Broker Non-Votes
32,433,998	14,153	16,739	—

5

While Proposal No. 9 was approved, because the Purchase Agreement Proposal and Nasdaq Proposal were also approved, the approval of Proposal No. 9 had no effect.

The Company plans to file a subsequent Current Report on Form 8-K in the future to disclose the filing with the Secretary of State of Nevada of an amendment to the Company’s Articles of Incorporation to affect the Declassification of the Board; the Control Share Act Opt Out; the Stockholder Bylaws Amendment Right; and the Increase in Authorized Shares.

The completion of the Purchase remains subject to the satisfaction of certain other closing conditions, including the Company raising sufficient funding to complete the Purchase; however, the Company continues to work toward completing the transaction and currently anticipates such conditions to closing occurring prior to, and such closing occurring, in April 2024, subject to the satisfaction of the conditions thereto.

Item 8.01. Other Events.

On March 20, 2024, the Company published a press release announcing the  approval of the Purchase Agreement Proposal by the Company’s stockholders at the Special Meeting. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Golden Matrix Group, Inc. 2023 Equity Incentive Plan
99.1

Press Release dated March 20, 2024 (filed as Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 20, 2024, and incorporated herein by reference)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

6

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the attached press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Purchase Agreement on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of Meridian Bet Group or the Company (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals (including the approval of Nasdaq for the continued listing of the Company’s common stock on Nasdaq post-closing) required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of the Company to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the fact that the sellers have the sole right to approve the funding required to be obtained in connection with the acquisition and the terms thereof, and also have the sole right to determine whether any portion of the Meridian Bet Group’s cash on hand at closing may be used to pay a portion of the purchase price payable by the Company at the closing, which approvals they may not provide and/or may condition on other events; potential lawsuits regarding the acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of the Company following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market (both before the closing and after the closing); the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company and the fact that the sellers will obtain voting control over the Company following the completion of the acquisition of Meridian Bet; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the status of the Company’s internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this Current Report on Form 8-K and the attached press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: April 4, 2024	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

8